THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES THAT MAY BE ACQUIRED PURSUANT TO THIS CONVERTIBLE PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS CONVERTIBLE PROMISSORY NOTE AND SUCH OTHER SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT AND LISTING APPLICATION IN EFFECT WITH RESPECT TO THIS CONVERTIBLE PROMISSORY NOTE OR SUCH OTHER SECURITIES UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND LISTING NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

CONVERTIBLE PROMISSORY NOTE

$500,000                                                                                                Vista, California

                                                              April 27, 2017 (the “Issue Date”)

For value received, the undersigned, Flux Power Holdings, Inc., a Nevada corporation (the “Company”) promises to pay to the order of Scott Kiewit, or permitted assigns (hereinafter, with any subsequent holder, the “Holder”) the principal sum of $500,000(the “Face Amount”), with Interest (as defined below) on the unpaid principal upon the terms and subject to the conditions set forth in this Note. This Note is being issued in connection with the Note Purchase Agreement by and between the Company and the Holder dated as of April 27, 2017 (the “Note Purchase Agreement”).

1.     Cash Interest. Unless otherwise specifically provided, “Interest” shall consist of Cash Interest (and, if the Default Interest is applicable, the interest so accrued).

     (a)     “Cash Interest” shall accrue on the outstanding Face Amount at a simple interest rate of 12% per annum.

(b)     “Default Interest” shall accrue on the outstanding Face Amount at the rate of 18% per annum if payment of any amount due under this Note shall be overdue, provided, however, in no event shall the overdue interest exceed the maximum interest rate provided by applicable law.

(c)     Interest shall be calculated based upon three hundred sixty-five (365) day year.

2.     Maturity and Pay Off. Unless this Note has been converted pursuant to the terms of this Note or unless earlier accelerated by the terms of this Note upon an Event of Default, the unpaid Face Amount of this Note, together with all accrued but unpaid Interest, shall be due and payable eighteen months from the Issue Date (“Maturity Date”). No payments of principal or interest are required hereunder until the Maturity Date, except as otherwise provided herein.

3.     Prepayment. The Company shall have the right to prepay this Note, in whole or in part, any time after six months from the Issue Date.

4.     Application of Payments. All payments of principal and interest shall be in lawful money of the United States of America, except as set forth below in connection with conversion of this Note. All payments on account of the indebtedness evidenced by this Note shall be applied first to any and all costs, expenses and other charges then owed the Holder by the Company, second, to accrued and unpaid interest, and thereafter to the unpaid principal balance hereof. All payments so received after demand or acceleration shall be applied in such manner as the Holder may determine in its sole and absolute discretion.

5.     Conversion. The outstanding Face Amount of this Note may be converted, as follows:

(a)     Conversion at the Option of the Holder. At any time commencing on or after the date that is six (6) months from the Issue Date , the Holder, at Holder’s option and upon five (5) days prior written notice to the Company (“Conversion Notice”), may convert in whole or in part the outstanding Face Amount and unpaid accrued Interest into a number of shares of Common Stock at $0.12 per share ( the “Conversion Rate”); provided, however, the Company shall not effect any conversion of this Note, and the Holder shall not have the right to convert any portion of this Note, pursuant to this Section 5(a) or otherwise, to the extent (but only to the extent) that the Holder would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of this Section 5(a), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1334 (“Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 5(a) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder) and of which portion of this Note is convertible shall be in the sole discretion of the Holder, and the submission of the Conversion Notice shall be deemed to be the Holder's determination of whether this Note is convertible (in relation to other securities owned by the Holder) and of which portion of this Note is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Upon the written or oral request of a Holder, the Company shall within two business days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 5% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note. The limitations contained in this Section 5(a) shall apply to a successor holder of this Note.

(b)     Mechanics of Conversion. As promptly as practicable after the conversion of this Note, this Note shall be cancelled, and the Company will issue and deliver to the Holder a certificate or certificates representing the full number of shares of Common Stock issuable upon such conversion (and the issuance of such certificate or certificates shall be made without charge to the Holder for any issuance in respect thereof or other cost incurred by Company in connection with such conversion and the related issuance of shares). No fractional shares of Common Stock or scrip representing a fraction of a shares of Common Stock will be issued upon conversion, but the number of such shares issuable shall be rounded up to the nearest whole share.

6.     Adjustments to Conversion Price. The Conversion Rate and number and kind of shares or other securities to be issued upon conversion determined pursuant to this Note, shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

(a)     Stock Split, etc. If the Company at any time, or from time to time, shall by reason of stock split or reverse stock split (the “Event”) affect the number of shares outstanding or required to be reserved for issuance upon conversion of this Note, then the Conversion Rate shall be adjusted to be the product of the Conversion Rate and the fraction (x) the numerator of which shall be the number of shares of Common Stock outstanding or required to be reserved for issuance upon conversion of this Note immediately prior to the Event and (y) the denominator of which shall be the number of shares of Common Stock outstanding or required to be reserved for issuance upon conversion of this Note on the date such Event is effected.

(b)     Merger, Sale of Assets, etc. If the Company at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid Face Amount thereof and the accrued and unpaid Equity Interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

(c)     Reclassification, etc. If the Company at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid Face Amount and the accrued and unpaid Equity Interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

(d)     Notice of Adjustment. Whenever the applicable Conversion Rate is adjusted pursuant to this Section 6, the Company shall promptly mail to the Holder a notice setting forth the applicable Conversion Rate after such adjustment and setting forth a statement of the facts requiring such adjustment.

(e)     No Impairment. The Company will not, by amendment of its Article of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment to the extent required hereunder.

7.     Events of Default. Upon the occurrence of any of the following events (“Event of Default”), the Company shall be deemed to be in default hereunder:

(a)      failure by Company to pay principal or unpaid Interest hereunder when due after (i) Company has received a written notice from the Holder of such failure, (ii) and such failure has not been cured within 20 business days of receiving such notice; or

(b)      the Company (i) applies for or consents to the appointment of a receiver, trustee, custodian or liquidator of itself or any part of its property, (ii) becomes subject to the appointment of a receiver, trustee, custodian or liquidator of itself or any part of its property if such appointment is not terminated or dismissed within thirty (30) days, (iii) makes an assignment for the benefit of creditors, (iv) is adjudicated as bankrupt or insolvent, (v) institutes any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or files a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law, or files an answer admitting the material allegations of a bankruptcy, reorganization or insolvency petition filed against it, or (vi) becomes subject to any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within thirty (30) days of filing, or has an order for relief entered against it in any proceeding under the United States Bankruptcy Code.

If an Event of Default occurs, all indebtedness under this Note shall become immediately due and payable, and the Company shall immediately pay to Holder all such amounts. Holder shall, following and during the continuance of an Event of Default, also have any other rights which Holder may have pursuant to applicable law.

9.     No Rights as Shareholder. This Note does not by itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of conversion of this Note or the issuance of shares of Common Stock pursuant to the Equity Interest, no provisions of this Note, and no enumeration herein of the rights or privileges of the holder, shall cause such holder to be a shareholder of the Company for any purpose.

10.     Amendment and Waiver. Neither party may assign this Note nor any right or interest arising out of this Note, in whole or in part, without consent of the other party. Any term of this Note may be amended, modified, supplemented and the observance of any term of this Note may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the holders of a majority of the aggregate principal amount of the Notes sold in the Debt Offering (as defined in the Note Purchase Agreement). . Any amendment or waiver effected in accordance with this paragraph will be binding upon each holder of any Securities purchased in the Debt Offering, each future holder of the Securities, and the Company.

11.     Place of Payment. Payments of principal and interest and all notices and other communications to the Holder hereunder or with respect hereto are to be delivered to the Holder at the address identified in the Note Purchase Agreement or to such other address as specified by the Holder by prior written notice to the Company, including any transferee of this Note.

12.     Costs of Collection. In the event that the Company fails to pay when due (including, without limitation upon acceleration in connection with an Event of Default) the full amount of principal and/or interest hereunder, the Company shall indemnify and hold harmless the holder of any portion of this Note from and against all reasonable costs and expenses incurred in connection with the enforcement of this provision or collection of such principal and interest, including, without limitation, reasonable attorneys’ fees and expenses.

13.     Waivers. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

14.     Mutilated, Destroyed, Lost and Stolen Note. In case any Note shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Note of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of any mutilated Note, or in lieu of any Note lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Note.

15.     Interest Savings Clause. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

16.      Governing Law. THIS NOTE AND THE RIGHTS AND DUTIES OF THE COMPANY AND THE HOLDER HEREOF SHALL BE GOVERNED BY, CONSTRUED IN AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE.

17.      Incorporation of Terms. All capitalized terms not otherwise defined in this Note shall have the definition set forth in the Note Purchase Agreement.

IN WITNESS WHEREOF, the Company has executed and delivered this Note on April 27, 2017.

COMPANY:

Flux Power Holdings, Inc.

By:  /s/ Ronald Dutt

Name: Ronald Dutt

Title: Chief Executive Officer and Acting

                Chief Financial Officer

NOTICE OF CONVERSION

To Flux Power Holdings, Inc.:

The undersigned hereby elects to convert, on the Effective Date, the below stated outstanding principal amount due under the 12% Convertible Promissory Note dated April 27, 2017 held by the undersigned and attached hereto as Exhibit A (the “Note”) in accordance with Section 5(a) of the Note at the Conversion Rate of $0.12 per share:

                          / $0.12 =

          Conversion Amount                  Common Stock

By the delivery of this Notice of Conversion, the undersigned represents and warrants to the Company that (i) the undersigned is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended, and (ii) that the ownership of the Common Stock does not exceed the Beneficial Ownership Limitation, as that term is defined under the Note.

Effective Date:                          HOLDER:

                               By:

                              Name:

                              Title:

Delivery Instructions:

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions: